                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           September 18, 2000
                                                --------------------------------
                            Cobalt Networks, Inc.
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           (Exact name of registrant as specified in its charter)

          Delaware                     000-24360                 77-0440751
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

555 Ellis Street, Mountain View, CA                        94043
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(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code         (650) 623-2500
                                                   -----------------------------


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        (Former name or former address, if changed since last report)
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ITEM 5:  OTHER EVENTS

          Reference is made to the Current Report on Form 8-K of Cobalt Networks, Inc., a Delaware corporation ("Cobalt") dated September 18, 2000 (the "September 18, 2000 Form 8-K"), which Current Report is incorporated herein by this reference. Cobalt attaches hereto and files herewith as Exhibits 2.1 and 10.1, respectively, the Agreement and Plan of Merger and Reorganization made and entered into as of September 18, 2000 by and among Cobalt, Sun Microsystems, Inc., a Delaware corporation ("Sun"), and Azure Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Sun ("Azure"), and the Stock Option Agreement dated September 18, 2000 by and between Cobalt and Sun, each as referred to in the September 18, 2000 Form 8-K. Cobalt also attaches hereto and files herewith as Exhibit 99.1 a form of Voting Agreement dated September 18, 2000 entered into by Sun and each of the following persons:
TechFund Capital, LP, TechFund Capital II, LP, TechFund Capital Management, LLC, TechFund Capital Management II, LLC, Techfarm Management, Inc., Jordan A. Levy, Stephen DeWitt, Vivek Mehra, Gary Martell, Kenton D. Chow, Patrick J. Conte, Kelly Herrell, G.M. Korchinsky, Sharon McCorkle, Gary F. Bengier, Stephen J. Luczo, Carl Pascarella, Mark F. Spagnolo, Chris W. Hogan, Ruth Hennigar, and Gordon A. Campbell.

Additional Information and Where to Find It: The September 18, 2000 Form 8-K contains information concerning the expected participants in Cobalt's solicitation of proxies in connection with the proposed merger contemplated by the Merger Agreement filed herewith (the "Merger"), which is incorporated herein by reference. Investors are urged to read the September 18, 2000 Form 8-K carefully. In addition, it is expected that Sun will file a Registration Statement on Form S-4 with the SEC in connection with the Merger (the "Registration Statement"), which will include a proxy statement of Cobalt with respect to Cobalt stockholders' vote on the proposed Merger and a prospectus of Sun with respect to the Sun shares to be issued to Cobalt stockholders in the proposed Merger, (the "Proxy Statement/Prospectus"). Cobalt plans to mail the Proxy Statement/Prospectus to its stockholders. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when they are available. The Registration Statement and the Proxy Statement/Prospectus will contain important information about Cobalt, Sun, the Merger, the persons soliciting proxies relating to the Merger, their interests in the Merger, and related matters. Investors and security holders will be able to obtain free copies of these documents through the Web site maintained by the SEC at http://www.sec.gov. Free copies of the Proxy Statement/Prospectus and these other documents may also be obtained from Cobalt by directing a request by mail or telephone to Cobalt Networks, Inc., 555 Ellis Street, Mountain View, CA 94043, attention: Investor Relations; telephone: (650) 623-2500. Free copies of Sun's filings may be obtained by accessing its web site at http://www.sun.com or by mailing or telephoning Sun Microsystems, Inc., 910 San Antonio Road, Palo Alto, CA 94303, attention: Investor Relations, telephone: (800) 801-7869.

In addition to the Registration Statement and the Proxy Statement/Prospectus, Cobalt and Sun file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by Cobalt or Sun at the SEC public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at any of the SEC's other public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Cobalt's and Sun's filings with the SEC are also available to the public from commercial document-retrieval services and at the Web site maintained by the SEC at http://www.sec.gov.

Certain statements in this filing pursuant to SEC Rule 14a-12 are forward looking statements. These statements relate to future events (including the proposed Merger) and involve known and unknown risks, uncertainties and other factors that may affect the completion of the proposed merger and may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by the forward-looking statements.

Participants in Solicitation: Cobalt, its directors, executive officers and certain other members of management and employees may be soliciting proxies from Cobalt stockholders in favor of the adoption and approval of the Merger Agreement and approval of the Merger and related matters. Information concerning the participants in the solicitation is set forth in a Current Report on Form 8-K filed by Cobalt on September 19, 2000, and will also be set forth in the Registration Statement, and the Proxy Statement/Prospectus under the heading "Interests of Certain Persons in the Merger".

ITEM 7:  EXHIBITS

          The following exhibits are being filed with this Current Report on Form 8-K:

EXHIBIT NO.    DESCRIPTION
-----------    -----------
2.1            Agreement and Plan of Merger and Reorganization made and entered into as of September 18, 2000 by and among Cobalt, Sun and Azure.

10.1           Stock Option Agreement dated September 18, 2000 by and between
               Cobalt and Sun.

99.1 Form of Voting Agreement dated September 18, 2000 entered into by Sun and each of the following persons: TechFund Capital, LP, TechFund Capital II, LP, TechFund Capital Management, LLC,
               TechFund Capital Management II, LLC, Techfarm Management, Inc.,
               Jordan A. Levy, Stephen DeWitt, Vivek Mehra, Gary Martell,
               Kenton D. Chow, Patrick J. Conte, Kelly Herrell, G.M.
               Korchinsky, Sharon McCorkle, Gary F. Bengier, Stephen J. Luczo,
               Carl Pascarella, Mark F. Spagnolo, Chris W. Hogan, Ruth
               Hennigar, and Gordon A. Campbell.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 29, 2000

                                        COBALT NETWORKS, INC.

                                        By: /S/ KENTON D. CHOW
                                            -------------------
                                            Kenton D. Chow
                                            Vice President of Finance and
                                            Chief Financial Officer
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                                 EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION
-----------    -----------
2.1            Agreement and Plan of Merger and Reorganization made and entered into as of September 18, 2000 by and among Cobalt Networks, Inc., a Delaware corporation ("Cobalt"), Sun Microsystems, Inc., a
               Delaware corporation ("Sun") and Azure Acquisition Corporation, a
               Delaware corporation and wholly-owned subsidiary of Sun.

10.1           Stock Option Agreement dated September 18, 2000 by and between
               Cobalt and Sun.

99.1 Form of Voting Agreement dated September 18, 2000 entered into by Sun and each of the following persons: TechFund Capital, LP, TechFund Capital II, LP, TechFund Capital Management, LLC,
               TechFund Capital Management II, LLC, Techfarm Management, Inc.,
               Jordan A. Levy, Stephen DeWitt, Vivek Mehra, Gary Martell, Kenton
               D. Chow, Patrick J. Conte, Kelly Herrell, G.M. Korchinsky,
               Sharon McCorkle, Gary F. Bengier, Stephen J. Luczo, Carl
               Pascarella, Mark F. Spagnolo, Chris W. Hogan, Ruth Hennigar, and Gordon A. Campbell.